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                                                                      Exhibit 21
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Subsidiaries of the Registrant                                            State of Organization
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
Plum Creek Timberlands, L.P.                                                    Delaware
Plum Creek Timber I, L.L.C.                                                     Delaware
Plum Creek Timber II, L.L.C.                                                    Delaware
Plum Creek Manufacturing, L.P.                                                  Delaware
Plum Creek Maine Timberlands, L.L.C.                                            Delaware
Plum Creek Southern Timber, L.L.C.                                              Delaware
Plum Creek South Central Timberlands, L.L.C.                                    Delaware
Plum Creek Manufacturing Holding Company, Inc.                                  Delaware
Plum Creek Marketing, Inc.                                                      Delaware
Plum Creek Northwest Lumber, Inc.                                               Delaware
Plum Creek Northwest Plywood, Inc.                                              Delaware
Plum Creek MDF, Inc.                                                            Delaware
Plum Creek Southern Lumber, Inc.                                                Delaware
PC Timberland Investment Company                                                Delaware
Plum Creek Investment Company                                                   Oregon
Plum Creek Land Company                                                         Delaware
Plum Creek Maine Marketing, Inc.                                                Delaware
Highland Resources Inc.                                                         Delaware
Cypress Creek Ranch, L.L.C.                                                     Delaware
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